Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C., §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of China Education Alliance, Inc., (the "Company") for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and President, and the Treasurer and principal financial officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of China Education Alliance, Inc.

Dated: May 14, 2007

/s/ Xiqun Yu
Xiqun Yu Chief Executive Officer and President

/s/ Chunqing Wang
Chunqing Wang Treasurer and Chief Financial Officer